SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT





                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

                           Date of Report: May 1, 2003

                        (Date of earliest event reported)

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                          FIRST AVIATION SERVICES INC.

             (Exact Name of Registrant as Specified in its Charter)





       Delaware                     0-21995                   06-1419064
       --------                     -------                   ----------
(State of Incorporation)      (Commission File No.)         (IRS Employer
                                                        Identification Number)




    15 Riverside Avenue
    Westport, Connecticut                                        06880-4214
--------------------------------                              -----------------
(Address of Principal Executive Office)                          (Zip Code)



                                 (203) 291-3300
              (Registrant's Telephone Number, Including Area Code)

Item 9.              Regulation FD Disclosure

     The following information is furnished pursuant to Item 9, "Regulation FD Disclosure", and Item 12, "Disclosure of Results of Operations and Financial Condition".

     On May 1, 2003, First Aviation Services Inc. issued a press release announcing its fourth quarter and full year results for the period ended January 31, 2003. A copy of that press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.


(c)        Exhibits

          99.1 Press release dated May 1, 2003 announcing fourth quarter and full year results.



                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                     FIRST AVIATION SERVICES INC.



Date:      May 2, 2003               By: /s/ Michael D. Davidson
                                       -------------------------------
                                    Name:   Michael D. Davidson
                                    Title:  Secretary & Chief Financial Officer
                                    (Principal Finance and Accounting Officer)